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March 30, 2001


Dear Shareholder:

         The year 2000, and the fourth quarter in particular, has been a time of transition for your Company. At times this transition has been a difficult period in the Company's development, but I believe the Company is now supremely well positioned for growth during the coming year and beyond. Important developments during the year included:

         o A preliminary, reported revenue increase of 44%, from $10.2 million to $14.7 million, and, together with acquired business, growth in combined annual revenues to $26 million;

         o Development of a strategic relationship with Diligenti Limited ("Diligenti"), a London-based global life sciences group;

         o   Expansion of information-based solutions for our customers;

         o Acquisition of the Preventive Services Division of US HealthWorks, Inc.; and

         o   Significant additions to the management team.

DILIGENTI

         In September, the Company entered into a strategic relationship with Diligenti whereby Diligenti has invested $10.0 million in the Company, a portion of which was converted into equity in November to purchase approximately 51% of the Company's common stock on a fully diluted basis. More importantly, Diligenti brings core skills in technology, informatics and science that will be critical to the Company as we continue to develop and expand knowledge-based solutions for our customers. As the occupational health screening industry becomes more sophisticated, information about the health and availability of employee populations, compliance with federal and state regulations and real time reporting will become increasingly important to corporate human resource and safety departments and insurers. Our relationship with Diligenti will help us to strengthen our market-leading position in these critical areas.

PRODUCTS AND SERVICES

         During 1999, we had expanded the Company's service delivery capabilities beyond substance abuse screening programs to encompass broader occupational health screening services - on-site medical testing, wellness programs, medical staffing services and health management programs. During the past year, the Company implemented sophisticated proprietary software to gather, maintain, analyze and report data concerning a customer's employees covered by some or all of the Company's health screening programs or by self-administered or third-party programs. These reporting services summarize the frequency and necessity of testing services, compliance with federal or state regulations, exposure to hazardous substances, completion of physical examinations, employees' fitness to perform their duties and overall administration of customers' health programs. We also introduced real time, Web-based reporting for a number of our substance abuse screening customers and expect to expand this service further during the coming year.

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         The year 2000 also saw the addition of our Clinic Management Network that provides centralized management of healthcare facilities, allowing our clients to integrate standard fixed site services with our mobile service organization using state-of-the-art technology and clinic review protocols. Through this program, the Company offers a full array of standard report formats as well as customizable features. Comprehensive Web-based reporting combined with multi-level data security ensures timely and accurate reports while protecting the confidentiality of test results.

PREVENTIVE SERVICES DIVISION

         During September, the Company acquired substantially all of the assets of the Preventive Services Division ("PSD") of U.S. HealthWorks, Inc., a leading provider of clinic-based occupational health services, for cash and a promissory note. PSD provides mobile audiometric and respiratory testing services, industrial hygiene and safety consulting and data processing and health evaluation services. PSD's national corporate and government client base was excellent and will complement the Company's existing customer profile. The assets acquired by the Company are being integrated into the Company's worksite medical surveillance business and will provide tremendous synergies and national coverage.

         The Company and U.S. HealthWorks also expect to enter into a strategic alliance incorporating U.S. HealthWorks' national system of occupational health clinics into our Clinic Management Network. In turn, the Company expects to support on-site occupational health services to U.S. HealthWorks' customers through our fleet of mobile testing vehicles.

MANAGEMENT

         In the last few months, we have been fortunate to add three professionals to our management team - Harry Chororos, Derrick Johnson and Jeff Kerns. Harry comes to us with extensive experience in healthcare and insurance services and will head up our Sales & Marketing team. Derrick has joined us from Burlington Northern-Santa Fe's industrial hygiene and medical services organization with responsibility for running our Information and Consulting Services. Jeff has taken over as Chief Financial Officer and will oversee the consolidation of our financial operations to our Kansas City office. Meanwhile, Tom Hartnett has taken over responsibility for our Commercial Affairs and will work closely with the operating units in developing their business opportunities.

         Lastly, John Thomas has decided to retire after nurturing the Company's growth during the past five years. We have been fortunate to retain John in a consulting role with responsibility for furthering the development of our substance abuse TPA business. At the same time, I have assumed John's former responsibilities as Chairman and Chief Executive Officer.

COMPANY NAME

         In addition to the many changes I have described, you will soon be hearing a new name: EXEMPLAR INTERNATIONAL, INC. This change reflects the next step in your Company's development, evolving from being merely a provider of medical screening services toward being a knowledge, data and solutions provider to our domestic customers and, in partnership with Diligenti, to multinational and international clients as well. The name is taken from the Latin "exemplaris" (representing an ideal) and embodies our objective of becoming the leading international provider of knowledge-based occupational health services.

         We are now completing the regulatory requirements to issue our proxy statement in preparation for our annual shareholders' meeting where you will have an opportunity to learn more about our name change and strategic direction.

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         We are entering this new year poised for strong, profitable growth in our core markets and many opportunities in new business segments. The new name and direction that our Company is undertaking will assist us in securing a major share of the occupational health outsourcing market throughout Corporate America. These factors and the strengthening of our management team will ensure that we are properly positioned to secure a leading role now and in the future. To this end, we are also in the process of finalizing our financial audits and will assure you that we are aggressively working toward relisting our shares on the OTC Bulletin Board as quickly as possible.

         I thank you all for your support in the past and look forward to your help in making our future bright.

                                          /s/ Martin J. Clegg
                                          -------------------------------------
                                              Martin J. Clegg
                                              Chairman of the Board and
                                              Chief Executive Officer







This letter contains forward-looking statements including statements regarding, among other items, the Company's growth strategies, and anticipated trends in its business and demographics. These forward-looking statements are based largely on Management's expectations and are subject to a number of risks and uncertainties, certain of which are beyond Management's control. Actual results could differ materially from these forward-looking statements as a result of a number of factors, including, among others, regulatory or economic influences.